EXHIBIT 10.22

                             STOCK PLEDGE AGREEMENT

          THIS STOCK PLEDGE AGREEMENT (this "Agreement"), entered into as of the 12th day of December, 2002, by and between WORLD AIRWAYS, INC., a Delaware corporation, as pledgor (the "Pledgor"), and FOOTHILL CAPITAL CORPORATION, a California corporation, as administrative agent for the Lender Group (as defined in the Loan Agreement (as defined below)) (the "Agent").

                              W I T N E S S E T H:

          WHEREAS, pursuant to that certain Loan and Security Agreement of even date herewith (as amended, restated, supplemented or otherwise modified from time to time, the "Loan Agreement"), by and among the Pledgor and World Airways Parts Company, LLC, a Delaware limited liability company, as borrowers (the "Borrowers" and each a "Borrower"), the Agent, and the lenders identified on the signature pages thereof (such lenders, together with their respective successors and assigns, are hereinafter referred to, collectively, as the "Lenders" and each, a "Lender"), the Lenders have agreed to make certain loans and other financial accommodations to the Borrowers from time to time pursuant to the terms and conditions thereof; and

          WHEREAS, it is a condition precedent to the extension of credit under the Loan Agreement that the Pledgor shall have granted the security interest contemplated by this Agreement; and

          WHEREAS, to secure the full and prompt payment or performance (as applicable) of all covenants, agreements and liabilities of the Pledgor under the Loan Documents (as defined in the Loan Agreement) and all now existing or hereafter arising Obligations (as defined in the Loan Agreement), the Pledgor has agreed to pledge to the Agent the Stock (as defined in the Loan Agreement) owned by the Pledgor (collectively, the "Pledged Interests") in each of the entities listed on Schedule 1 attached hereto (collectively, the "Pledged Companies" and, individually, each a "Pledged Company");

          NOW, THEREFORE, for and in consideration of the foregoing and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree that capitalized terms used herein without definition shall have the meanings ascribed to such terms in the Loan Agreement, and further agree as follows:

          1. Warranty. The Pledgor hereby represents and warrants to the Agent that (i) except for the security interest created hereby and in the other Loan Documents, the Pledgor owns the Pledged Interests indicated on Schedule 1 as being owned by it, which Pledged Interests constitute the percentage of the issued and outstanding Stock set forth on Schedule 1 attached hereto with respect to each of the Pledged Companies identified thereon, free and clear of all Liens; (ii) all of the Pledged Interests are duly authorized, validly issued, fully paid and nonassessable; (iii) the Pledgor has the unencumbered right and power to pledge the Pledged Collateral (as defined below); and (iv) all actions necessary to perfect, establish the first priority of, or otherwise protect the security interest of the Agent in the Pledged Collateral, and any

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proceeds thereof, have been duly taken, except for the taking of possession by the Agent of any certificates constituting Pledged Collateral hereunder that are acquired by the Pledgor after the date hereof. Additionally, the Pledgor hereby represents and warrants to the Agent that this Agreement has been duly executed and delivered by the Pledgor and constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms, except as enforcement may be limited by equitable principles, or by an Insolvency Proceeding.

          2. Security Interest. As security for the full and prompt payment and performance of the Obligations now or hereafter existing, the Pledgor hereby unconditionally pledges, transfers, conveys, hypothecates, grants and assigns to the Agent, for the benefit of the Lender Group, a continuing security interest in and security title to all of the following property now owned or at any time hereafter acquired by the Pledgor or in which the Pledgor now has, or may acquire in the future, any right, title or interest thereto (collectively, the "Pledged Collateral"):

               (a) the Pledged Interests and all substitutions therefor and replacements thereof, all proceeds and products thereof and all rights relating thereto, including, without limitation, the certificates representing any of the Pledged Interests, all warrants, options, share appreciation rights and other rights, contractual or otherwise, in respect thereof and all dividends, cash, instruments and other property from time to time received, receivable or otherwise distributed in respect of or in addition to, in substitution of, on account of, or in exchange for, any or all of the Pledged Interests, whether now owned or hereafter acquired by the Pledgor;

               (b) all of the Pledgor's rights, powers and remedies (but not the Pledgor's obligations) under the limited liability company operating agreements of the Pledged Companies that are limited liability companies (collectively, the "Operating Agreements") and under the partnership agreements of the Pledged Companies that are general or limited partnerships (collectively, the "Partnership Agreements"), as applicable; and

               (c) to the extent not otherwise included, all proceeds of any and all of the foregoing.

          Without limiting the generality of the foregoing, this Agreement secures the payment of all amounts that constitute part of the Obligations and would be owed by the Pledgor to the Agent or the Lenders but for the fact that they are unenforceable or not allowable due to the existence of an Insolvency Proceeding involving the Pledgor. The Pledgor has delivered to and deposited with the Agent all certificates owned by the Pledgor representing the Pledged Interests to the extent such Pledged Interests are represented by certificates and undated powers endorsed in blank with respect to such certificates. In addition, the Pledgor has delivered to the Agent all of the Uniform Commercial Code financing statements, in suitable form for recording, with respect to all of the Pledged Collateral that is not represented by certificates that are necessary to perfect the security interest granted to the Agent under this Agreement in such Pledged Collateral or the Pledgor has authorized the Agent to prepare and file such Uniform Commercial Code financing statements. It is the intention of the parties hereto that record and beneficial ownership of the Pledged Collateral, including, without limitation, all voting, consensual and dividend rights, shall remain in the Pledgor until the occurrence of an Event of Default and until the Agent shall notify the Pledgor of the Agent's exercise of voting and consensual rights to the Pledged Collateral pursuant to Section 10 hereof.

          3. Operating Agreements and Partnership Agreements. Anything herein to the contrary notwithstanding, the Pledgor shall, for so long as it shall remain a member under any Operating Agreement or a partner under any Partnership Agreement, remain liable under such Operating Agreement or Partnership Agreement, as the case may be, to observe and perform all the conditions and obligations to be observed and performed by it thereunder, all in accordance with and pursuant to the terms and provisions thereof. With regard to Pledged Collateral for which the applicable Operating Agreement or Partnership Agreement provides that all limited liability company or partnership interests, as applicable, issued thereunder shall be certificated, the Pledgor shall not amend, supplement or otherwise modify (or consent to any such amendment, supplement or modification of) the terms of such Operating Agreement or such Partnership Agreement, as the case may be, so as to provide for the issuance of uncertificated limited liability company or partnership interests, as applicable, without the prior written consent of the Agent. With regard to Pledged Collateral for which the applicable Operating Agreement or Partnership Agreement, as the case may be, does not provide that all limited liability company or partnership interests, as applicable, issued thereunder shall be certificated, the Pledgor hereby represents and warrants to the Agent that such Pledged Collateral (i) is not dealt in or traded on securities exchanges or in securities markets, (ii) does not constitute investment company securities, and
(iii) is not held by the Pledgor in a securities account. In addition, the Pledgor further hereby represents and warrants that the articles of organization, the Operating Agreements or the Partnership Agreements or other agreements governing any of the uncertificated Pledged Collateral do not provide that such Pledged Collateral may be certificated or that such Pledged Collateral are securities governed by Article 8 of the Uniform Commercial Code as in effect in any relevant jurisdiction.

          4. Additional Pledged Interests. In the event that, during the term of this Agreement:

               (a) any stock dividend, stock split, reclassification, readjustment or other change is declared or made in the capital structure of any of the Pledged Companies, or any new Stock is issued by any of the Pledged Companies, all new, substituted, and additional shares, units, membership interests or other securities issued in respect of any of the Pledged Interests shall be issued to the Pledgor and shall be promptly delivered to the Agent, together with a duly executed Pledge Agreement Supplement in substantially the form of Annex 1 hereto (the "Pledge Agreement Supplement") identifying such additional Pledged Interests to be held by the Agent under the terms of this Agreement and with undated powers endorsed in blank by the Pledgor, and, to the extent such new Stock or other securities are not represented by certificates, such Uniform Commercial Code financing statements with respect thereto as shall be necessary to perfect the security interest of the Agent therein or authorization given to the Agent to prepare and file such Uniform Commercial Code financing statements, and in each case, such new, substituted, and additional shares, units and other securities shall, upon the issuance thereof, constitute additional Pledged Interests to be held by the Agent under the terms of this Agreement; and

               (b) any subscriptions, warrants or other rights or options shall be issued in connection with any of the Pledged Interests, all new Stock or other securities acquired through such subscriptions, warrants, rights or options shall thereupon constitute Pledged Interests to be held by the Agent under the terms of this Agreement, and, to the extent such Stock or other securities are represented by certificates, such certificates shall be promptly delivered to the Agent, together with undated powers endorsed in blank by the Pledgor, and, to the extent such new Stock or other securities are not represented by certificates, such Uniform Commercial Code financing statements with respect thereto as shall be necessary to perfect the security interest of the Agent therein shall be promptly delivered to the Agent or the Pledgor shall authorize the Agent to prepare and file such Uniform Commercial Code financing statements.

          5. Event of Default. Upon the occurrence and during the continuation of an Event of Default, the Agent may sell or otherwise dispose of any of the Pledged Interests at one or more public or private sales or make any other commercially reasonable disposition of the Pledged Interests or any portion thereof after ten (10) calendar days' notice to the Pledgor and the Agent, on behalf of the Lender Group, may credit bid and purchase the Pledged Interests or any portion thereof at any public sale. The proceeds of the public or private sale or other disposition first shall be applied to the costs of the Agent incurred in connection with the sale, expressly including, without limitation, any costs under Section 8 hereof, and then to the Obligations in accordance with the provisions of the Loan Agreement. In the event the proceeds of such sale or other disposition of the Pledged Interests are insufficient to satisfy the Obligations, the Pledgor shall remain liable for any such deficiency.

          6. Additional Rights of Secured Party. In addition to its rights and privileges under this Agreement or any other Loan Document, the Agent shall have all the rights, powers and privileges of a secured party under the Uniform Commercial Code as in effect in any applicable jurisdiction. All amounts realized or collected through the exercise of remedies hereunder shall be applied as provided in the Loan Agreement.

          7. Return of Pledged Interests to the Pledgor. Upon satisfaction of the conditions to termination of security interests and Liens set forth in
Section 3.5 of the Loan Agreement, this Agreement and the Agent's security interest and security title hereunder shall terminate, and the Agent shall return the remaining certificated Pledged Interests and all rights received by the Agent as a result of its possessory interest in such Pledged Interests to the Pledgor and shall deliver as promptly as reasonably practicable such termination statements and other release documents as may be requested by the Pledgor to evidence the termination of the Agent's security interest in such Pledged Interests hereunder.

          8. Disposition of Pledged Interests by the Agent. None of the Pledged Interests are registered or qualified under the various federal or state securities laws of the United States and disposition thereof after an Event of Default may be restricted to one or more private (instead of public) sales in view of the lack of such registration. The Pledgor understands that upon such disposition, the Agent may approach only a restricted number of potential purchasers and further understands that a sale under such circumstances may yield a lower price for the Pledged Interests than if the Pledged Interests were registered and qualified pursuant to federal and state securities laws and sold on the open market. The Pledgor, therefore, agrees that:

               (a) if the Agent shall, pursuant to the terms of this Agreement, sell or cause the Pledged Interests or any portion thereof to be sold at a private sale, the Agent shall have the right to rely upon the advice and opinion of any nationally recognized brokerage or investment firm (but shall not be obligated to seek such advice and the failure to do so shall not be considered in determining the commercial reasonableness of such action) as to the best manner in which to offer the Pledged Interests for sale and as to the best price reasonably obtainable at the private sale thereof; and

               (b) such reliance shall be conclusive evidence that the Agent has handled such disposition in a commercially reasonable manner.

          9. Pledgor's Obligations Absolute. The obligations of the Pledgor under this Agreement shall be direct and immediate and not conditional or contingent upon the pursuit of any remedies against any other Person, nor against other security or Liens available to the Agent, any member of the Lender Group, or any of them. The Pledgor hereby waives any right to require that an action be brought against any other Person or with respect to any security or to any balance of any deposit account or credit on the books of the Agent in favor of any other Person prior to the exercise of remedies hereunder, or to require action hereunder prior to resort by the Agent to any other security or collateral for the Obligations.

          10. Voting Rights.

          (a) Upon the occurrence and during the continuation of an Event of Default, (i) the Agent may, in addition to all rights and remedies available to the Agent under any other Loan Document, at law, in equity or otherwise, exercise all voting rights, and all other ownership or consensual rights with respect to the Pledged Interests owned by the Pledgor, but under no circumstances is the Agent obligated by the terms of this Agreement to exercise such rights, and (ii) the Pledgor hereby appoints the Agent, as the Pledgor's true and lawful attorney-in-fact and IRREVOCABLE PROXY, to vote the Pledged Interests owned by it in any manner the Agent deems advisable for or against all matters submitted or that may be submitted to a vote of shareholders, partners or members, as the case may be. The power-of-attorney granted hereby is coupled with an interest and shall be irrevocable.

          (b) For so long as the Pledgor shall have the right to vote any of the Pledged Interests owned by it, the Pledgor covenants and agrees that it will not, without the prior written consent of the Agent, vote or take any consensual action with respect to such Pledged Interests that would constitute an Event of Default.

          11. Notices. All notices and other communications required or permitted hereunder shall be in writing, shall be given in the form and manner and to the addresses set forth in the Loan Agreement.

          12. Continuing Security Interest. This Agreement shall create a continuing security interest in the Pledged Collateral and shall (a) remain in full force and effect until the Obligations have been paid in full and the Loan Agreement, the other Loan Documents, and the Commitments of the Lender Group have been terminated, (b) be binding upon the Pledgor, and its successors and assigns, including, without limitation, a receiver or a trustee, and (c) inure to the benefit of the Agent and its successors, transferees and assigns.

          13. Choice of Law; Amendments. This Agreement shall be construed and enforced and the rights and duties of the parties shall be governed by, in all respects in accordance with the laws and decisions of the State of Georgia without reference to the conflicts or choice of law principles thereof. This Agreement, together with the Loan Documents, constitutes the entire agreement between the parties with respect to the matters addressed herein and may not be modified except by a writing executed by the Agent and the Pledgor and delivered by the Agent to the Pledgor.

          14. Severability. If any paragraph or part thereof shall for any reason be held or adjudged to be invalid, illegal or unenforceable by any court of competent jurisdiction, such paragraph or part thereof so adjudicated invalid, illegal or unenforceable shall be deemed separate, distinct and independent, and the remainder of this Agreement shall remain in full force and effect and shall not be affected by such holding or adjudication.

          15. Counterparts. This Agreement may be executed in multiple counterparts, each of which shall be deemed to be an original, but all such separate counterparts shall together constitute but one and the same instrument. Delivery of a counterpart hereof by facsimile transmission shall be as effective as delivery of a manually executed counterpart hereof.

          16. Agent. Each reference herein to any right granted to, benefit conferred upon or power exercisable by the "Agent" shall be a reference to the Agent for the benefit of the Lender Group, and each action taken or right exercised hereunder shall be deemed to have been so taken or exercised by the Agent for the benefit of the Lender Group.

                  [Remainder of page intentionally left blank]

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          IN WITNESS WHEREOF, the undersigned parties hereto have executed this
Agreement by and through their duly authorized officers, as of the day and year first above written.

PLEDGOR:                                    WORLD AIRWAYS, INC., a
                                            Delaware corporation

                                            By:    /s/ Gilberto M. Duarte, Jr.
                                                --------------------------------
                                                Name:  Gilberto M. Duarte, Jr.
                                                     ---------------------------
                                                Title: Chief Financial Officer
                                                      --------------------------


AGENT:                                      FOOTHILL CAPITAL CORPORATION, a
                                            California corporation

                                            By:    /s/ Phyliss Hasen
                                                --------------------------------
                                                Name:  Phyliss Hasen
                                                      --------------------------
                                                Title: Vice President
                                                      --------------------------

                                   SCHEDULE 1
                                 PLEDGED COMPANY

------------------------------------------------------------------------------------------------------------------
                                        Number of Shares/     Class of Pledged      Percentage of      Certificate
       Name of Pledged Company          Membership Units          Interests          Class Owned         No(s).
------------------------------------------------------------------------------------------------------------------
World Airways Parts Company, LLC,             N/A               Membership             100%                1
a Delaware limited liability                                     Interests
company
------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------

                             IRREVOCABLE STOCK POWER

     FOR VALUE RECEIVED, the undersigned, World Airways, Inc., a Delaware corporation (hereinafter referred to as the "Assignor"), has fully and irrevocably granted, assigned and transferred and hereby does fully and irrevocably grant, assign and transfer to ______________________________ and the successors, transferees, assigns and personal representatives thereof (hereinafter collectively referred to as the "Assignee") the following property:

          100% of the membership Interest of WORLD AIRWAYS PARTS
          COMPANY, LLC., a Delaware limited liability company, represented by certificate number 1.

     Assignor hereby irrevocably appoints Assignee to be Assignor's true and lawful attorney-in-fact, with full power of substitution, and empowers Assignee, for and in the name and stead of Assignor, to sell, transfer, hypothecate, liquidate or otherwise dispose of all of or any portion of the above-described securities, from time to time, and, for that purpose, to make, sign, execute and deliver any documents or perform any other act necessary for such sale, transfer, hypothecation, liquidation or other disposition. Assignor acknowledges that this appointment is coupled with an interest and shall not be revocable by Assignor's dissolution or any other reason. Assignor hereby ratifies and approves all acts that Assignee or any substitute therefor shall do by virtue hereof.

          IN WITNESS WHEREOF, the undersigned has executed and sealed this power as of this __ day of ________, ____.


                                   World Airways, Inc., a Delaware corporation

                                   By:     /s/ Gilberto M. Duarte, Jr.
                                      ------------------------------------
                                      Name:    Gilberto M. Duarte, Jr.
                                           -------------------------------
                                      Title    Chief Financial Officer
                                           -------------------------------
WITNESSED:

By:   /s/ Jeffrey Narvil
   --------------------------------
Name:     Jeffrey Narvil
     ------------------------------

                          ACKNOWLEDGMENT AND AGREEMENT

          World Airways Parts Company, LLC, a Delaware limited liability company (the "Pledged Company") hereby (i) acknowledges receipt of a fully executed copy of the foregoing Stock Pledge Agreement, dated as of December 12, 2002 (the "Agreement"; capitalized terms used herein without definition have the meanings provided therein), made by World Airways, Inc., as Pledgor, in favor of Foothill Capital Corporation, as Agent; (ii) consents and agrees to the pledge by the Pledgor of the Pledged Collateral pursuant to the Agreement and to all of the other terms and provisions of the Agreement; (iii) represents and warrants that it has no knowledge, prior to giving effect to this acknowledgment, of any lien, restriction or adverse claim of any kind to which any interests of the Pledgor or the Agent is subject; (iv) irrevocably waives any breach or default under the Operating Agreement as a result of the execution, delivery and performance by the Pledgor and the Agent of the Agreement; (v) advises the Pledgor and the Agent that a pledge of the Pledged Interests set forth on Schedule 1 to the Agreement has been registered on the books of the Pledged Company and in the name of the Agent and agrees to so register any additional interests pledged pursuant to the Agreement; and (vi) consents and agrees to any transfer of the Pledged Collateral pursuant to Section 5 of the Agreement.

          IN WITNESS WHEREOF, a duly authorized officer of the undersigned has executed and delivered this Acknowledgment and Consent this 12 day of December, 2002.

                                   WORLD AIRWAYS PARTS COMPANY, LLC,
                                   a Delaware limited liability company


                                   By:   World Airways, Inc., a Delaware
                                         corporation, its sole member


                                         By:    /s/ John E. Ellington
                                            ---------------------------
                                             Name:  John E. Ellington
                                                  ---------------------
                                             Title: Manager
                                                   --------------------